OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
                   Supplement dated September 25, 1998 to the
           Statement of Additional Information dated December 8, 1997

The Statement of Additional Information is revised as follows:

1. The Supplement dated May 15, 1998 is replaced by this Supplement.

2. The following paragraph is added below the paragraph titled, "Risks of Foreign Investing" on page 2:

          |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
          o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.
         o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

3. The biography for Robert Milnamow on page 17 is deleted.

4. The following biographies are added to page 17 as follows:

         Charles Albers, Vice President and Portfolio Manager; Age 57
         Two World Trade Center, New York, New York 10048-0203
         Senior Vice President of the Manager (since April, 1998); a Certified Financial Analyst; previously a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1972).
                                                                         [over]
         Nikolaos D. Monoyios, Vice President and Portfolio Manager; Age 48
         Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager (since April, 1998); a Certified Financial Analyst; previously a Vice President and portfolio manager for Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company (since 1979).

5. The following paragraph is added after the first paragraph of the section captioned, "The Manager and Its Affiliates" on page 20:

         The Portfolio Managers of the Fund are Charles Albers and Nikolaos Monoyios, who are principally responsible for the day to day management of the Fund's portfolio. Messrs. Albers and Monoyios' backgrounds are described in the Prospectus under "Portfolio Manager." Other members of the Manager's Equity and Fixed Income Portfolio Departments provide the portfolio managers with counsel and support in managing the Fund's portfolio.

6. The third sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 41 is revised to read as follows:

         However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998.)
















Septebmer 25, 1998                                                    PX0700.008